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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 6, 1997

                       JEFFERSON SAVINGS BANCORP, INC.
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            (Exact name of registrant as specified in its charter)


          Delaware                    0-21466                43-1625841
 ----------------------------      ------------         -------------------
 (State or other jurisdiction      (Commission            (I.R.S. employer
      of incorporation)            file number)         identification no.)


14915 Manchester Road, Ballwin, Missouri                        63011
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(Address of principal executive offices)                      (Zip code)

Registrant's telephone number, including area code:    (314) 227-3000
                                                     ------------------

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS
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     On June 6, 1997, the Registrant announced that it was reallocating $2.6 million of its allowance for loan losses from its Jefferson Savings and Loan Association, F.A. subsidiary to its First Federal Savings Bank of North Texas subsidiary retroactive to December 31, 1996. The reallocation has no effect on the Company's consolidated financial statements as of and for the periods ended December 31, 1996 or March 31, 1997. For further information, reference is made to the Registrant's press release dated June 6, 1997, which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     The following is a list of exhibits filed with this Current Report on
Form 8-K.


 Exhibit No.    Description
 -----------    -----------

     99.1       Press Release, dated June 6, 1997.

     99.2       Subsidiary Capital Ratios
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          JEFFERSON SAVINGS BANCORP, INC.



Date: June 6, 1997                   BY:   /s/ Paul J. Milano
                                          -----------------------------
                                               Paul J. Milano
                                               Senior Vice President